Retirement and Other Benefit Plans	12 Months Ended
Sep. 30, 2025
Retirement Benefits [Abstract]
Retirement and Other Benefit Plans	Retirement and Other Benefit Plans
The Company sponsors various retirement benefit plans and a deferred compensation plan covering eligible employees.
The Compensation and Succession Planning Committee (“Compensation Committee”) of the Company’s Board of Directors has delegated the administration of the Company’s retirement and other benefit plans to its Benefits Committee, an internal committee, comprised of senior finance, human resources, and legal executives. The Benefits Committee is responsible for the investment options under the Company’s savings plans, as well as performance of the investment advisers and plan administrators.
Retirement Benefit Plans
The Company sponsors the Cencora, Inc. Employee Investment Plan (the “Plan”), which is a defined contribution 401(k) plan covering salaried and certain hourly employees. Eligible participants may contribute to the plan from 1% to 50% of their regular compensation before taxes. The Company contributes $1.00 for each $1.00 invested by the participant up to the first 3% of the participant’s salary and $0.50 for each additional $1.00 invested by the participant of up to an additional 2% of salary. An additional discretionary contribution, in an amount not to exceed the limits established by the Internal Revenue Code of 1986, as amended (the “IRC”), may also be made depending upon the Company’s performance. Based on the Company’s performance in fiscal 2025, 2024, and 2023, the Company recognized expenses for discretionary contributions to the Plan in fiscal 2025, 2024, and 2023. All contributions are invested at the direction of the employee in one or more funds. All company matching contributions vest immediately except for the discretionary contributions made by the Company, which vest in full after five years of credited service.
The Company’s international businesses sponsor various country-specific retirement plans.
Costs of above retirement benefit plans charged to expense for fiscal 2025, 2024, and 2023 were $125.3 million, $99.8 million, and $89.4 million, respectively. The increase in the cost of the retirement benefit plans from fiscal 2024 to fiscal 2025 is primarily due to the January 2025 acquisition of RCA.
Deferred Compensation Plan
The Company sponsors the Cencora, Inc. Deferred Compensation Plan. This unfunded plan allows eligible officers, directors and key management employees to defer a portion of their annual compensation and provides for a benefit restoration feature to selected key management. The benefit restoration feature provides certain eligible participants, including the Company’s executive officers, with an annual amount equal to 4% of the participant’s total cash compensation to the extent that an employee’s compensation exceeds the annual compensation limit established by Section 401(a) (17) of the IRC. The Company’s liability relating to its deferred compensation plan, including the benefit restoration feature, as of September 30, 2025 and 2024 was $63.1 million and $57.9 million, respectively.